Exhibit 99.2

WEIDA COMMUNICATIONS, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Organization:

There shall be a committee of the Board of Directors to be known as the Audit Committee.  The Audit Committee shall consist of at least three (3) members of the Board of Directors and shall have a Chairman, who shall be elected by a majority of the members of the Audit Committee.  The members of the Audit Committee shall be appointed by a majority of the Board of Directors.  The members of the Audit Committee may be removed for cause by a majority of the Board of Directors.

The members of the Audit Committee shall meet the independence, financial sophistication and literacy, experience and other requirements of the NASDAQ Stock Market, the Securities and Exchange Commission and any other applicable requirements.  The Chairman of the Audit Committee shall also meet the requirements of the NASDAQ Stock Market, the Securities and Exchange Commission and any other applicable requirements.

The Audit Committee may form and delegate authority to subcommittees, when appropriate.

Statement of Policy:

The Audit Committee shall provide assistance to the Company’s directors in fulfilling their responsibility to shareholders and the investment community relating to (1) the corporate accounting and reporting practices of the Company, (2) the quality and integrity of the financial reports of the Company, (3) the independent auditor’s qualifications, independence and performance, (4) the performance of the Company’s internal audit function and (5) the compliance by the Company with legal and regulatory requirements.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditor, the internal auditors, and the financial management of the Company.  Notwithstanding the foregoing, the independent auditor of the Company shall be ultimately accountable and shall report directly to the Audit Committee.

Meetings:

The Audit Committee shall meet at least four times a year on a quarterly basis, or more frequently as circumstances require.  The Chairman of the Audit Committee will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting.  The Chairman of the Audit committee shall set the agenda of items to be addressed at each upcoming meeting after consultation with the chief financial officer, the head of internal audit, the independent auditor and the Company’s inside and outside counsel.  The Chairman of the Audit Committee shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee.

Responsibilities and Resources:

As the independent auditor is ultimately accountable to the Audit Committee, the Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work on behalf of the Company. The Audit Committee must meet privately with the independent auditor from time to time, but not less frequently than quarterly.  The Audit Committee shall consult with management but may not delegate these responsibilities.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee, or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company.

The Audit Committee has the authority to retain, at the Company’s expense, independent legal counsel and other advisors as it determines necessary to carry out its duties.

The Audit Committee shall determine the extent of funding necessary for payment of compensation to (a) the independent auditor for the purpose of rendering or issuing the annual audit report and (b) to any independent legal counsel or other advisors retained under the preceding paragraph to advise the Audit Committee.

In carrying out its responsibilities, the Audit Committee shall establish and maintain flexible policies and procedures, in order to best react to changing conditions and to ensure to the directors and shareholders of the Company that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

General:

1.                                       Monitor the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

2.                                       Seek to insure and monitor the independence and performance of the Company’s external auditor and internal auditing department and advise the Board of Directors.

3.                                       Review and approve all related-party transactions either before or after such transactions have been reviewed and approved by the Board of Directors.

Independent Auditor:

4.                                       Be directly responsible for the appointment, compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing its audit report or any related work.

5.                                       Have the authority to review in advance, and grant any appropriate pre-approvals, of (a) all audit services to be provided by the independent auditor and (b) all permitted non-audit services to be provided by the independent auditor, and in connection therewith to approve all fees and other terms of engagement.  The authority to grant pre-approvals may be delegated by the Audit Committee to one or more of its members.  However, any decision made by these members must be presented to the full Audit Committee at Audit Committee meetings.

6.                                       Review and approve disclosures required regarding non-audit services to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934, as amended.

7.                                       Review the performance of the independent auditor annually.

8.                                       Ensure that the independent auditor submits to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and satisfy itself as to the independent auditor’s independence.

9.                                       Obtain and review an annual report, at a minimum, on an annual basis, from the independent auditor describing (a) the independent auditor’s internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

10.                                 Confirm that the auditor that is to perform the audit services for the Company does not violate the audit rotation requirements of Section 203 of the Sarbanes-Oxley Act of 2002, which provides that the auditor may not perform audit services for the Company if the lead audit partner or the audit partner responsible for reviewing the audit has performed audit services for the Company for each of the five previous fiscal years.

11.                                 Review all reports that the federal securities laws require the independent auditor to submit to the Audit Committee.

12.                                 Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.  Discuss general audit approach, scope, staffing, locations, and reliance upon management and internal audit.

13.                                 Consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles and disclosures as applied in its financial reporting.

14.                                 Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, relating to “Audit Requirements” has not been implicated.

15.                                 Review with the independent auditor any management letter provided by the independent auditor and with management the Company’s response to that letter. Such review should include:

(a)                                  any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management; and

(b)                                 any changes required in the planned scope of the internal audit.

16.                                 Review with the independent auditor and the internal audit department any significant disagreement between management and the independent auditor or the internal audit department in connection with the preparation of the financial statements.

17.                                 Meet at least quarterly with the independent auditor in separate executive sessions.

With respect to the annual financial statements:

18.                                 Review and discuss with management, the internal audit department and the independent auditor the Company’s annual audited financial statements prior to submission to stockholders, any governmental body, any stock exchange or the public.

19.                                 Discuss with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

20.                                 Prepare the report to shareholders required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

21.                                 Review with management and the independent auditor the certification by the Chief Executive Officer and the Chief Financial Officer of the Company’s annual financial statements and the management’s discussion and analysis section in the Company’s Annual Report on Form 10-K.

With respect to the quarterly financial statements:

22.                                 Review and discuss with management, the internal audit department and the independent auditor the Company’s quarterly financial statements prior to submission to stockholders, any governmental body, any stock exchange or the public.

23.                                 Review with management and the independent auditor the certification by the Chief Executive Officer and the Chief Financial Officer of the Company’s quarterly financial statements and the management’s discussion and analysis section in the Company’s Quarterly Reports on Form 10-Q.

Periodic reviews:

24.                                 Discuss at least quarterly with the independent auditor, without management being present, (a) its judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements.

25.                                 Consider and approve, as appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditor, management or the internal audit department and any items required to be communicated by the independent auditor in accordance with AICPA SAS No. 61 (see item 18 above). Review with the independent auditor, management and the internal audit department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

26.                                 Periodically review and discuss with management, the internal audit department and the independent auditor, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including applicable changes in accounting standards or rules.

27.                                 Review and reassess the Company’s directors’ and officers’ liability insurance.

28.                                 Review and discuss with management the Company’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company’s risk assessment and risk management guidelines and policies.

29.                                 Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.  At least the chairman of the audit committee should review the Company’s earnings press releases before they are released to the public.

Internal Audit Department:

30.                                 Review the organizational structure and qualifications of the internal audit department, as needed.

31.                                 Review, based upon the recommendation of the independent auditor and the chief internal auditor, the scope and plan of the work to be done by the internal audit department.

32.                                 Review the appointment, annual performance reviews, and replacement of the senior internal audit executive.

33.                                 In consultation with the independent auditor and the internal audit department, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit department.

34.                                 Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

35.                                 Review the significant reports to management prepared by the internal auditing department and management’s responses.

36.                                 On a regular basis, review summaries of findings prepared by the internal audit department, together with management’s response and follow-up to these reports.

Legal Compliance:

37.                                 Periodically review with the Company’s in house and independent counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any material reports or inquiries received from regulators or governmental agencies.

38.                                 Obtain timely reports from management and the Company’s senior internal auditing executive and Counsel that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Ethics, including disclosures of insider and affiliated party transactions.

39.                                 Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics.

40.                                 Review and approve the Company’s Code of Ethics, as it may be amended and updated from time to time, and ensure that management has implemented a compliance program to enforce such Code.  Ensure that such compliance program includes reporting violations of such Code of Ethics to the Audit Committee.

41.                                 Review reported violations of the Company’s Code of Ethics.

42.                                 Review and approve (a) any change or waiver in the Company’s Code of Ethics for principal executives and senior financial officers and (b) any disclosures made on Form 8-K regarding such change or waiver.

Other Audit Committee Responsibilities:

43.                                 Maintain minutes of meetings and regularly report to the Board of Directors on the Committee’s activities after each Audit Committee meeting.

44.                                 Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.  Submit the Charter to the Board of Directors for approval, and have the document published, at least every three years, in the Company’s proxy statement in accordance with regulations of the Securities and Exchange Commission.

45.                                 Annually assess its performance of the duties specified in this Charter and report its findings to the Board of Directors.

46.                                 Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

*   *   *

While the Audit Committee has the responsibilities and powers set forth in this Charter, the role of the Audit Committee is oversight.  The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity.  Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Ethics.

Approved and Adopted by the Board of Directors of the Company:  August 9, 2004